
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________

                                   FORM 8-K

                                CURRENT REPORT

                         _____________________________




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 31, 1998
                                                  --------------


                                 HELISYS, INC.
                                 -------------
              (Exact Name of Registrant as Specified in Charter)


             Delaware                0-27286            95-4552813
             --------                -------            ----------
   (State or Other Jurisdiction    (Commission       (I.R.S. Employer
         of Incorporation)         File Number)     Identification No.)


              24015 Garnier Street, Torrance, California    90505
              ------------------------------------------    -----
               (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (310) 891-0600
                                                    --------------

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

      On March 31, 1998, Helisys, Inc. (the "Company") was informed by The
Nasdaq Stock Market that as of the close of business on March 31, 1998, its common stock no longer qualifies for listing on The Nasdaq National Market. On
April 1, 1998, the Company's common stock commenced trading on the OTC Bulletin
Board under the symbol HELI. The delisting from Nasdaq resulted from the Company's inability to comply with The Nasdaq National Market's continued listing requirements.

Item 7.   Financial Statements and Exhibits

99.00 Press Release Dated April 2, 1998

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HELISYS, INC.


Date:  April 2, 1998                     By:  /s/ DAVE T. OKAZAKI
                                              ---------------------------
                                              Dave T. Okazaki
                                              Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


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

Exhibit Number                   Description
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

    99.00           Press Release Dated April 2, 1998